UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2004


                             Sypris Solutions, Inc.
             (Exact name of registrant as specified in its charter)

             Delaware                   0-24020                 61-1321992
   (State or Other Jurisdiction       (Commission            (I.R.S. Employer
        of Incorporation)            File Number)           Identification No.)

   101 Bullitt Lane, Suite 450
       Louisville, Kentucky                                          40222
      (Address of Principal                                       (Zip Code)
        Executive Offices)

       Registrant's telephone number, including area code: (502) 329-2000


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

         99  Registrant's press release dated January 15, 2004.

Item 9.  Regulation FD Disclosure

      The Registrant's press release dated January 15, 2004, reporting it has signed a letter of intent with ArvinMeritor, Inc., is attached as Exhibit 99 to this Form 8-K, and is furnished to the U.S. Securities and Exchange Commission pursuant to Regulation FD.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 15, 2004                    Sypris Solutions, Inc.

                                           By:   /s/ David D. Johnson
                                              ---------------------------
                                             David D. Johnson
                                             Vice President and Chief Financial
                                             Officer




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                                INDEX TO EXHIBITS

Exhibit
Number                  Description
------                  -----------


  99      Registrant's press release dated January 15, 2004